                                                                    Exhibit 99.5

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $350,576,634
Aggregate Original Principal Balance      $350,705,067
Number of Mortgage Loans                         1,866

                                MINIMUM     MAXIMUM    AVERAGE (1)
                                -------   ----------   -----------
Original Principal Balance      $44,500   $1,022,250     $187,945
Outstanding Principal Balance   $44,416   $1,021,946     $187,876

                                                    WEIGHTED
                               MINIMUM   MAXIMUM   AVERAGE (2)
                               -------   -------   -----------
Original Term (mos)               360       360         360
Stated remaining Term (mos)       349       360         359
Loan Age (mos)                      0        11           1
Current Interest Rate           5.500%   11.250%      7.735%
Initial Interest Rate Cap(4)    3.000%    3.000%      3.000%
Periodic Rate Cap(4)            1.000%    1.000%      1.000%
Gross Margin(4)                 4.500%   10.250%      6.755%
Maximum Mortgage Rate(4)       11.500%   17.250%     13.735%
Minimum Mortgage Rate(4)        5.500%   11.250%      7.735%
Months to Roll(4)                  13        83          31
Original Loan-to-Value          27.08%   100.00%      78.05%
Combined Loan-to-Value          27.08%   100.00%      97.19%
Credit Score (3)                  525       801         652

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   08/01/2035   07/01/2036

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%
2nd Lien                        0.00%

OCCUPANCY
Primary                        98.37%
Second Home                     0.32%
Investment                      1.31%

LOAN TYPE
Fixed Rate                      0.00%
ARM                           100.00%

AMORTIZATION TYPE
Fully Amortizing               13.72%
Interest Only                   6.96%
15/30 Balloon                   0.00%
30/40 Balloon                  13.90%

YEAR OF ORIGINATION
2004                            0.00%
2005                            0.03%
2006                           99.97%

LOAN PURPOSE
Purchase                       82.48%
Refinance - Rate Term           2.01%
Refinance - Cashout            15.51%

PROPERTY TYPE
Single Family Residence        71.75%
Condominium                     7.49%
Planned Unit Development       17.89%
2-4 Family                      2.87%
Townhouse                       0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
--------------            --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 5.500% or less                  1      166,800        0.05     5.500       707      166,800     80.00     55.34   100.00   100.00
 5.501% to 6.000%                2      419,250        0.12     5.968       649      209,625     76.29     55.40   100.00   100.00
 6.001% to 6.500%               36    9,991,821        2.85     6.417       704      277,551     76.26     47.30    89.99    28.81
 6.501% to 7.000%              251   59,769,575       17.05     6.878       682      238,126     76.68     47.57    78.33    11.65
 7.001% to 7.500%              449   92,489,123       26.38     7.325       670      205,989     76.73     46.72    66.06     6.64
 7.501% to 8.000%              500   94,360,436       26.92     7.810       645      188,721     77.14     46.42    72.00     6.81
 8.001% to 8.500%              244   40,238,608       11.48     8.309       629      164,912     78.34     45.33    65.97     1.36
 8.501% to 9.000%              202   31,319,919        8.93     8.810       611      155,049     81.25     43.38    70.67     1.11
 9.001% to 9.500%              105   13,814,205        3.94     9.289       599      131,564     84.37     43.32    74.48     0.91
 9.501% to 10.000%              43    5,097,452        1.45     9.758       611      118,545     89.23     44.06    79.67     6.19
10.001% to 10.500%              20    1,948,634        0.56    10.288       596       97,432     94.34     45.18    94.95     2.66
10.501% to 11.000%              11      845,949        0.24    10.743       594       76,904     97.15     40.20    93.15     0.00
11.001% to 11.500%               2      114,861        0.03    11.250       603       57,431    100.00     28.45   100.00     0.00
                             -----  -----------      ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======    ======       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 11.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.735% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
349 to 360                   1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 349 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV     INCOME     DOC       IO
-----------------------   --------  -----------  ----------  --------  ----------  -----------  --------  --------  -------  -------
$50,000 or less                 12      589,640        0.17     8.671         602       49,137     70.38     36.91   100.00     0.00
$50,001 to $100,000            371   29,456,222        8.40     8.317         628       79,397     80.55     42.71    90.07     1.25
$100,001 to $150,000           552   69,500,943       19.82     7.952         634      125,908     78.51     44.31    86.19     1.81
$150,001 to $200,000           349   60,965,531       17.39     7.799         642      174,686     78.39     45.96    80.70     4.49
$200,001 to $250,000           201   44,841,537       12.79     7.540         656      223,092     77.15     47.50    73.47     7.50
$250,001 to $300,000           129   35,192,528       10.04     7.664         660      272,810     77.58     47.67    61.20     6.80
$300,001 to $350,000            67   21,738,288        6.20     7.597         652      324,452     77.52     46.82    65.57     8.61
$350,001 to $400,000            49   18,160,326        5.18     7.533         675      370,619     78.54     47.11    40.65     5.98
$400,001 to $450,000            51   21,737,134        6.20     7.414         675      426,218     77.34     48.55    42.51     9.54
$450,001 to $500,000            31   14,673,825        4.19     7.571         677      473,349     77.28     47.39    51.39    16.27
$500,001 to $550,000            20   10,452,398        2.98     7.525         674      522,620     78.30     46.99    55.52     9.76
$550,001 to $600,000            11    6,384,979        1.82     7.580         686      580,453     76.35     42.92    54.87    17.92
$600,001 to $650,000            10    6,264,802        1.79     7.319         666      626,480     75.46     46.67    70.09    49.76
$650,001 to $700,000             4    2,698,120        0.77     7.468         690      674,530     76.28     46.74    49.31     0.00
$700,001 to $750,000             1      703,200        0.20     6.990         664      703,200     80.00     52.19   100.00   100.00
$800,001 to $850,000             2    1,660,702        0.47     7.500         638      830,351     77.53     52.33   100.00     0.00
$850,001 to $900,000             3    2,610,663        0.74     7.337  694.199839      870,221     76.57     51.72    66.94    33.06
$900,001 to $950,000             1      949,508        0.27     7.750         764      949,508     80.00     37.06   100.00     0.00
$950,001 to $1,000,000           1      974,344        0.28     7.990         619      974,344     75.00     55.40   100.00     0.00
$1,000,001 or greater            1    1,021,946        0.29     6.625         724    1,021,946     75.00     54.24   100.00     0.00
                             -----  -----------      ------     -----  ----------    ---------     -----     -----   ------   ------
TOTAL:                       1,866  350,576,634      100.00     7.735         652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====  ==========    =========     =====     =====   ======   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $187,876.

PRODUCT TYPES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
2/28 LIBOR Loans               341   54,465,695       15.54     7.891       651      159,723     79.83     44.44    73.80    38.10
3/27 LIBOR Loans               133   16,511,434        4.71     8.222       638      124,146     81.71     41.46    87.25    16.52
5/25 LIBOR Loans                 6    1,513,635        0.43     7.044       686      252,272     78.40     39.64    92.24    60.06
2/28 LIBOR Loans
(40 Year Amortization)         208   45,408,817       12.95     7.751       650      218,312     77.78     45.88    67.56     0.00
2/28 LIBOR Loans
(45 Year Amortization)          81   16,428,961        4.69     7.690       653      202,827     77.88     47.46    62.71     0.00
3/27 LIBOR Loans
(40 Year Amortization)          18    2,562,391        0.73     7.906       657      142,355     79.19     48.01    62.48     0.00
5/25 LIBOR Loans
(40 Year Amortzation)        1,063  210,632,483       60.08     7.666       653      198,149     77.37     47.02    71.45     0.00
5/25 LIBOR Loans
(40 Year Amortzation)            5      765,570        0.22     7.072       687      153,114     76.50     43.66   100.00     0.00
5/25 LIBOR Loans
(45 Year Amortization)          10    2,152,674        0.61     7.371       693      215,267     76.97     39.24    57.46     0.00
7/23 LIBOR Loans
(45 Year Amortization)           1      134,974        0.04     8.000       621      134,974     75.00     54.53   100.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing               395   48,101,435       13.72     8.295       629      121,776     81.44     42.84    83.30     0.00
Balloon                      1,386  278,085,870       79.32     7.680       653      200,639     77.48     46.80    70.20     0.00
60 Month Interest-Only          85   24,389,329        6.96     7.267       688      286,933     77.85     45.28    65.33   100.00
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----   ------
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
ARM                          1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                          6      621,043        0.18     8.831       605      103,507     84.60     33.77   100.00     0.00
Arizona                         54    8,970,707        2.56     7.873       632      166,124     78.42     46.25    75.16     3.82
Arkansas                        11    1,270,189        0.36     7.487       667      115,472     75.83     46.69    93.51     0.00
California                     360  123,530,968       35.24     7.422       673      343,142     76.50     48.09    54.76    13.14
Colorado                       126   19,249,568        5.49     7.714       636      152,774     78.88     45.81    90.60     5.19
Connecticut                      9    2,291,459        0.65     7.694       645      254,607     80.99     48.12    70.33     0.00
Florida                        143   26,686,048        7.61     7.644       657      186,616     77.84     44.09    72.14     8.10
Georgia                         97   12,534,734        3.58     8.222       622      129,224     78.51     42.62    87.99     0.00
Idaho                           81   11,049,431        3.15     7.747       643      136,413     77.11     42.46    83.16     2.40
Illinois                         8      820,510        0.23     9.309       592      102,564     86.29     48.91   100.00     0.00
Indiana                          4      466,569        0.13     8.059       634      116,642     83.68     43.29    79.76     0.00
Iowa                            14    1,719,068        0.49     8.656       621      122,791     84.12     44.13    74.91     0.00
Kansas                          50    4,477,802        1.28     8.700       612       89,556     82.99     41.68    94.39     0.00
Kentucky                        11    1,265,651        0.36     7.916       641      115,059     81.63     47.19    89.64     0.00
Maine                           12    1,347,535        0.38     8.479       645      112,295     76.94     45.34    67.73     0.00
Maryland                        24    6,105,470        1.74     8.171       643      254,395     81.07     45.16    78.32     2.75
Massachusetts                   21    5,052,472        1.44     8.330       634      240,594     80.22     44.41    66.77     0.00
Michigan                        25    3,400,264        0.97     8.329       646      136,011     81.88     47.03    60.10     0.00
Minnesota                       15    2,470,004        0.70     7.691       648      164,667     77.90     45.43    64.95     7.09
Mississippi                      1       94,259        0.03     7.500       756       94,259     80.00     49.10     0.00     0.00
Missouri                        43    4,011,868        1.14     8.305       624       93,299     80.96     44.48    96.74     0.00
Montana                          2      232,571        0.07     7.698       624      116,286     77.91     52.47   100.00     0.00
Nebraska                        11      904,848        0.26     8.370       634       82,259     82.37     45.39   100.00     0.00
Nevada                          57   13,594,972        3.88     7.516       641      238,508     76.42     48.46    84.03     2.57
New Jersey                      26    4,206,685        1.20     8.293       636      161,796     81.06     47.25    77.42     0.00
North Carolina                  63    7,813,918        2.23     8.362       626      124,030     79.41     43.87    84.46     9.80
Ohio                           105   11,641,842        3.32     8.286       624      110,875     83.60     43.98    84.41     7.00
Oklahoma                         9      720,597        0.21     8.475       624       80,066     79.27     41.83    91.75     0.00
Oregon                          67   11,033,701        3.15     7.725       648      164,682     77.92     44.49    84.46     1.60
Pennsylvania                    27    2,483,303        0.71     8.605       624       91,974     85.05     42.85    86.10     0.00
Rhode Island                     6    1,121,836        0.32     7.557       664      186,973     75.08     42.99    75.41     0.00
South Carolina                  19    2,178,006        0.62     8.500       613      114,632     80.57     41.74    79.19     0.00
Tennessee                       54    5,650,208        1.61     7.787       630      104,633     76.69     45.35   100.00     6.29
Utah                            49    6,844,760        1.95     7.407       658      139,689     76.53     43.88    84.66     1.97
Vermont                          6      988,961        0.28     8.169       671      164,827     80.95     46.43    43.37     0.00
Virginia                        24    3,862,907        1.10     7.771       643      160,954     77.23     43.24    90.05     0.00
Washington                     187   35,196,710       10.04     7.686       654      188,218     77.56     47.26    73.26     4.13
Wisconsin                       28    3,207,593        0.91     8.686       632      114,557     83.70     42.70    85.56     0.00
Wyoming                         11    1,457,598        0.42     7.907       625      132,509     80.53     48.45    85.18     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

No more than approximately 0.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  12    1,561,211        0.45     8.274       599      130,101     43.60     42.08    86.68     3.78
50.01% to 55.00%                 3      466,722        0.13     8.320       561      155,574     51.23     41.97   100.00     0.00
55.01% to 60.00%                 4      419,372        0.12     8.621       631      104,843     57.71     40.02    82.12     0.00
60.01% to 65.00%                 9    1,794,228        0.51     8.335       612      199,359     62.93     43.62    54.75    22.41
65.01% to 70.00%                16    3,333,208        0.95     7.693       626      208,325     69.46     37.40    91.74     0.00
70.01% to 75.00%               883  172,099,367       49.09     7.487       655      194,903     74.96     46.91    74.96     5.62
75.01% to 80.00%               717  141,462,141       40.35     7.733       661      197,297     79.93     45.96    62.43     9.68
80.01% to 85.00%                24    4,637,454        1.32     8.782       589      193,227     84.80     42.23    96.89     0.00
85.01% to 90.00%               112   15,914,215        4.54     9.055       603      142,091     89.82     44.76    92.74     3.55
90.01% to 95.00%                24    3,652,117        1.04     8.959       611      152,172     94.76     45.80    91.89     0.00
95.01% to 100.00%               62    5,236,600        1.49     9.703       620       84,461     99.99     42.79    97.01     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.08% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
----------------          --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
11.500% or less                  1      166,800        0.05     5.500       707      166,800     80.00     55.34   100.00   100.00
11.501% to 12.000%               2      419,250        0.12     5.968       649      209,625     76.29     55.40   100.00   100.00
12.001% to 12.500%              36    9,991,821        2.85     6.417       704      277,551     76.26     47.30    89.99    28.81
12.501% to 13.000%             251   59,769,575       17.05     6.878       682      238,126     76.68     47.57    78.33    11.65
13.001% to 13.500%             449   92,489,123       26.38     7.325       670      205,989     76.73     46.72    66.06     6.64
13.501% to 14.000%             500   94,360,436       26.92     7.810       645      188,721     77.14     46.42    72.00     6.81
14.001% to 14.500%             244   40,238,608       11.48     8.309       629      164,912     78.34     45.33    65.97     1.36
14.501% to 15.000%             202   31,319,919        8.93     8.810       611      155,049     81.25     43.38    70.67     1.11
15.001% to 15.500%             105   13,814,205        3.94     9.289       599      131,564     84.37     43.32    74.48     0.91
15.501% to 16.000%              43    5,097,452        1.45     9.758       611      118,545     89.23     44.06    79.67     6.19
16.001% to 16.500%              20    1,948,634        0.56    10.288       596       97,432     94.34     45.18    94.95     2.66
16.501% to 17.000%              11      845,949        0.24    10.743       594       76,904     97.15     40.20    93.15     0.00
17.001% to 17.500%               2      114,861        0.03    11.250       603       57,431    100.00     28.45   100.00     0.00
                             -----  -----------      ------    ------       ---      -------    ------     -----   ------   ------
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======    ======       ===      =======    ======     =====   ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------------           --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
August 2007                      1      108,000        0.03     5.875       603      108,000     80.00     55.24   100.00   100.00
March 2008                      29    2,690,924        0.77     8.975       580       92,790     88.87     42.86   100.00     5.57
April 2008                      51    7,362,170        2.10     8.429       618      144,356     81.62     42.93    80.08    23.21
May 2008                        58   10,865,048        3.10     7.738       644      187,328     78.28     48.15    77.42    11.26
June 2008                      484   94,056,029       26.83     7.731       657      194,331     78.28     45.36    66.82    18.67
July 2008                        7    1,221,300        0.35     8.200       606      174,471     80.08     46.33   100.00     0.00
March 2009                      19    1,896,170        0.54     9.311       574       99,798     88.71     42.34   100.00     0.00
April 2009                      70   10,775,368        3.07     7.992       632      153,934     78.29     46.80    83.21     0.00
May 2009                       134   25,688,076        7.33     7.677       656      191,702     77.23     47.81    76.64     0.00
June 2009                      980  189,274,319       53.99     7.685       653      193,137     77.61     46.56    70.90     1.44
July 2009                       11    2,072,375        0.59     7.331       649      188,398     79.32     41.35    84.83     0.00
April 2011                       1      134,777        0.04     8.990       595      134,777     90.00     24.27   100.00     0.00
May 2011                         2      188,924        0.05     8.358       591       94,462     79.42     49.82   100.00     0.00
June 2011                       18    4,108,178        1.17     7.096       697      228,232     76.87     40.22    74.85    22.13
June 2013                        1      134,974        0.04     8.000       621      134,974     75.00     54.53   100.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
--------------------      --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  11    1,406,308        0.40     8.263       597      127,846     43.06     40.85    85.21     4.20
50.01% to 55.00%                 3      466,722        0.13     8.320       561      155,574     51.23     41.97   100.00     0.00
55.01% to 60.00%                 5      574,275        0.16     8.555       628      114,855     55.21     43.58    86.95     0.00
60.01% to 65.00%                 9    1,794,228        0.51     8.335       612      199,359     62.93     43.62    54.75    22.41
65.01% to 70.00%                11    2,163,447        0.62     7.706       610      196,677     69.21     31.05    90.30     0.00
70.01% to 75.00%                18    4,006,698        1.14     7.617       635      222,594     74.64     43.62    80.69    13.95
75.01% to 80.00%                51   10,033,980        2.86     8.146       638      196,745     79.81     41.78    63.50     9.41
80.01% to 85.00%                26    5,252,290        1.50     8.606       599      202,011     83.57     42.42    88.40     0.00
85.01% to 90.00%               145   25,847,832        7.37     8.450       630      178,261     84.46     45.14    75.82     4.45
90.01% to 95.00%                53   11,880,400        3.39     7.958       641      224,158     81.83     47.73    77.87     3.86
95.01% to 100.00%            1,534  287,150,455       81.91     7.624       657      187,191     77.62     46.60    70.70     7.25
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 27.08% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 97.19%. . This table was calculated using the Combined Loan-to-Value Ratio for Mortgage Loans that are in a second lien position and for Mortgage Loans that are in a first lien position with subordinate financing. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. Approximately 85.86% of the Mortgage Loans are in a first lien position with subordinate financing and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.42%.

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-----------------         --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                  33    5,325,023        1.52     7.751       644      161,364     75.59     13.97    85.83     0.00
20.01% to 25.00%                31    4,353,225        1.24     8.050       628      140,427     77.75     22.37    87.76    17.79
25.01% to 30.00%                60    8,333,521        2.38     7.888       655      138,892     78.71     27.68    83.17     9.07
30.01% to 35.00%               104   14,679,355        4.19     8.076       638      141,148     79.21     32.79    79.03     5.64
35.01% to 40.00%               203   30,865,362        8.80     7.918       648      152,046     79.19     37.70    79.20     7.46
40.01% to 45.00%               288   51,238,609       14.62     7.861       652      177,912     78.37     42.63    61.05     7.19
45.01% to 50.00%               508  106,373,894       30.34     7.741       664      209,397     77.89     47.89    48.67     9.26
50.01% to 55.00%               514  104,637,532       29.85     7.588       646      203,575     77.46     52.39    88.03     4.98
55.01% to 60.00%               125   24,770,112        7.07     7.533       645      198,161     78.80     55.36    99.58     3.99
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====    =====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 46.15%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------              --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                     1,537  289,153,043       82.48     7.673       657      188,128     77.90     46.32    69.14     7.49
Refinance - Cashout            288   54,367,822       15.51     8.015       629      188,777     78.60     45.29    83.55     4.60
Refinance - Rate Term           41    7,055,769        2.01     8.121       628      172,092     79.77     45.80    83.04     3.23
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----     ----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====     ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 1370  251,530,359       71.75     7.763       652      183,599     78.30     46.05    69.67     6.57
Planned Unit Development       303   62,709,955       17.89     7.685       645      206,964     77.58     46.19    79.38     6.91
Condo                          152   26,268,435        7.49     7.672       662      172,819     77.44     46.41    75.66    10.34
Two- to Four-Family             41   10,067,885        2.87     7.526       683      245,558     76.11     47.82    62.77     8.08
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====    =====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           1,327  217,709,785       62.10     7.748       637      164,062     78.38     46.51   100.00     5.75
No Income Verification         375   93,712,612       26.73     7.776       691      249,900     77.75     45.78     0.00     8.64
Full Documentation -
   Bank Statements             141   33,501,667        9.56     7.557       641      237,600     76.91     45.44   100.00    10.22
Limited Income
   Verification                 23    5,652,570        1.61     7.628       668      245,764     76.77     42.70     0.00     6.37
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
---------                 --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                       1833  344,867,515       98.37     7.723       652      188,144     78.02     46.24    71.98     6.75
Investment                      29    4,579,474        1.31     8.675       686      157,913     79.27     40.45    61.05    11.32
Second Home                      4    1,129,644        0.32     7.570       692      282,411     80.00     42.83    16.98    51.70
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------        --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                               18    3,293,675        0.94     7.653       633      182,982     79.60     43.20    90.46     0.00
1                             1483  287,573,501       82.03     7.692       655      193,913     77.81     46.08    69.64     7.37
2                              194   36,742,048       10.48     7.699       652      189,392     77.55     47.92    76.99     3.33
3                              122   18,272,315        5.21     8.176       626      149,773     79.72     45.08    82.07     9.35
4                               48    4,587,094        1.31     9.114       577       95,564     88.81     42.64   100.00     3.27
11                               1      108,000        0.03     5.875       603      108,000     80.00     55.24   100.00   100.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------   ------
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------------       --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                           368   60,339,009       17.21     8.310       637      163,965     79.43     44.40    72.32     1.92
6 Months                        50    4,477,802        1.28     8.700       612       89,556     82.99     41.68    94.39     0.00
12 Months                      122   32,784,970        9.35     7.763       669      268,729     77.13     45.05    54.15    12.31
24 Months                      396   75,512,118       21.54     7.700       655      190,687     78.34     45.65    74.14    19.25
36 Months                      930  177,462,735       50.62     7.525       654      190,820     77.49     47.28    73.03     2.63
                             -----  -----------      ------     -----       ---      -------     -----     -----    -----    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====    =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
501 to 525                       1      254,888        0.07     8.875       525      254,888     51.00     41.63   100.00     0.00
526 to 550                      18    2,622,769        0.75     8.874       545      145,709     77.56     42.98   100.00     2.25
551 to 575                      89   11,915,715        3.40     8.895       564      133,884     83.03     44.92    98.94     1.06
576 to 600                     273   39,614,027       11.30     8.522       589      145,106     80.68     43.61    94.46     1.55
601 to 625                     385   62,195,574       17.74     7.824       613      161,547     77.98     46.97    97.84     2.68
626 to 650                     364   68,474,509       19.53     7.751       639      188,117     76.99     47.04    79.28     3.83
651 to 675                     282   56,795,854       16.20     7.612       663      201,404     76.86     45.98    64.20     8.91
676 to 700                     199   44,777,915       12.77     7.376       688      225,015     77.76     46.77    47.39    10.93
701 to 725                     140   36,499,457       10.41     7.246       712      260,710     77.82     46.97    44.30    12.17
726 to 750                      62   13,167,400        3.76     7.238       737      212,377     78.39     45.56    33.86    14.52
751 to 775                      30    7,992,889        2.28     7.242       761      266,430     78.88     44.31    40.04     7.01
776 to 800                      22    5,901,716        1.68     7.165       787      268,260     77.66     43.80    41.82    41.29
801 to 825                       1      363,922        0.10     7.625       801      363,922     80.00     50.09     0.00     0.00
                             -----  -----------      ------     -----       ---      -------     -----     -----   ------    -----
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======     =====       ===      =======     =====     =====   ======    =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
-------------             --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
4.001% to 4.500%                 1      166,800        0.05     5.500       707      166,800     80.00     55.34   100.00   100.00
4.501% to 5.000%                 2      419,250        0.12     5.968       649      209,625     76.29     55.40   100.00   100.00
5.001% to 5.500%                30    7,912,516        2.26     6.402       708      263,751     76.01     46.51    92.16    33.34
5.501% to 6.000%               237   54,935,928       15.67     6.861       682      231,797     76.61     47.46    82.39    10.47
6.001% to 6.500%               447   91,959,776       26.23     7.306       670      205,727     76.66     46.68    66.76     7.98
6.501% to 7.000%               511   96,834,880       27.62     7.786       647      189,501     77.22     46.35    70.86     6.02
7.001% to 7.500%               264   46,251,037       13.19     8.248       632      175,193     78.29     45.85    63.86     3.05
7.501% to 8.000%               204   31,087,082        8.87     8.794       612      152,388     81.52     43.57    72.10     1.12
8.001% to 8.500%               107   14,752,783        4.21     9.320       599      137,876     84.73     43.75    74.91     0.85
8.501% to 9.000%                38    4,392,405        1.25     9.789       610      115,590     89.16     43.38    76.40     7.18
9.001% or greater               25    1,864,176        0.53    10.550       601       74,567     97.47     42.39    91.61     2.78
                             -----  -----------      ------    ------       ---      -------     -----     -----   ------   ------
TOTAL:                       1,866  350,576,634      100.00     7.735       652      187,876     78.05     46.15    71.66     6.96
                             =====  ===========      ======    ======       ===      =======     =====     =====   ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.